Exhibit 1.1

4,235,304 Shares

MOVANO INC.

COMMON STOCK

PAR VALUE $0.0001 PER SHARE

UNDERWRITING AGREEMENT

November 14, 2023

November 14, 2023

The Benchmark Company, LLC

As the Representative of the several underwriters

150 East 58th St., 17th Floor

New York, NY 10155

Ladies and Gentlemen:

Movano Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), for whom The Benchmark Company, LLC (the “Representative”) is acting as Representative, an aggregate of 4,235,304 shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company (the “Firm Shares”) and, at the election of the Representative, up to 635,296 additional shares (the “Additional Shares”) of Common Stock (the Firm Shares and the Additional Shares being collectively called, the “Shares”).

The Company and the Representative hereby confirm their agreement with respect to the purchase and sale of the Shares as follows:

1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-264116) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement as may have been required to the date of this Agreement. Such registration statement has been declared effective by the Commission. Such registration statement, at any given time, including amendments thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act or otherwise pursuant to the Rules and Regulations at such time, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”

The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus supplement relating to the Shares to a form of prospectus included in the Registration Statement in the form heretofore delivered to the Representative. Such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus.” Such supplemental form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus.” Any preliminary form of Prospectus which is filed or used prior to filing the Prospectus is hereinafter called a “Preliminary Prospectus.” Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus.

For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is deemed to be incorporated by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter as of the date hereof, as of the Closing Date and as of Option Closing Date as follows:

(a) No order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus has been issued by the Commission and each such document, at the time of filing or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Representative specifically for use in the preparation thereof.

(b) The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information, if any. The Registration Statement has become and remains effective as provided in Section 8 of the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

(c) Each part of the Registration Statement and any post-effective amendment thereto, at the time such part became effective (including each deemed effective date with respect to an Underwriter pursuant to Rule 430B under the Securities Act), at all other subsequent times until the expiration of the Prospectus Delivery Period (as defined below), and at the Closing Date (as hereinafter defined), and the Prospectus (or any amendment or supplement to the Prospectus), at the time of filing or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until expiration of the Prospectus Delivery Period, and at the Closing Date complied and will comply in all material respects with the applicable requirements and provisions of the Securities Act, the Rules and Regulations and the Exchange Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until the expiration of the Prospectus Delivery Period, and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the rules and regulations of the Commission applicable thereto. The representations and warranties set forth in the first two sentences of this Section 2(c) do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to the Representative furnished to the Company by the Underwriter specifically for use in the preparation thereof.

(d) Neither (A) the Issuer General Free Writing Prospectus(es) issued at or prior to the Time of Sale, the Statutory Prospectus and the information set forth in Schedule I to this Agreement, all considered together (collectively, the “Time of Sale Disclosure Package”), and together with the price to the public, the number of Firm Shares and the number of Additional Shares to be included on the cover page of the Prospectus nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Representative specifically for use in the preparation thereof. As used in this paragraph and elsewhere in this Agreement:

(1) “Time of Sale” means 8:30 a.m. (Eastern time) on the date of this Agreement.

(2) “Statutory Prospectus” as of any time means the Preliminary Prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B under the Securities Act shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(3) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(4) “Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

(5) “Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus.

(e) (A) Each Issuer Free Writing Prospectus, as of its date and at all subsequent times through the Prospectus Delivery Period or until any earlier date that the Company notified or notifies the Representative as described in Section 4(a)(iii)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Representative specifically for use in the preparation thereof.

(B) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, including the Company during the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.

(C) Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period, all other conditions to use thereof as set forth in Rules 164 and 433 under the Securities Act.

(f) The financial statements of the Company, together with the related notes, included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present in all material respects the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified (subject to normal year-end audit adjustments for interim financial statements) and have been prepared in conformity with generally accepted accounting principles in the United States of America consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, if any, present fairly in all material respects the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the Time of Sale Disclosure Package, or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required. To the Company’s knowledge, Moss Adams LLP, which has expressed its opinion with respect to the audited financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations and such accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

(g) The Company and each of its subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company (each, a “subsidiary” and together the “subsidiaries”), has been duly organized under the laws of its jurisdiction of organization. The Company and each of its subsidiaries is validly existing as a corporation (or as applicable, such other legal entity) in good standing under the laws of its jurisdiction of organization. The Company and each of its subsidiaries has the corporate (or as applicable, such other legal entity) power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation (or other legal entity) in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would result in a Material Adverse Change (as defined below) or affect its ability to execute or perform its obligations under this Agreement.

(h) Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any subsidiary has incurred any liabilities or obligations, direct or contingent, which are material to the Company or any subsidiary, entered into any transactions not in the ordinary course of business which are material to the Company or any subsidiary, declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of (i) shares upon the exercise or conversion of outstanding options, warrants or convertible notes or vesting of any outstanding restricted stock units or (ii) shares of Common Stock sold in the Company’s current at-the-market offering pursuant to the prospectus supplement dated August 15, 2022 to the Registration Statement (the “ATM Offering”)), any material change in the Company’s or any subsidiary’s short-term or long-term debt except for the extinguishment thereof, any issuance of options (other than pursuant to Compensatory Plans), warrants, convertible securities or other rights to purchase the capital stock of the Company or any material adverse change in the financial condition, business, prospects, property, operations or results of operations of the Company and its subsidiaries taken as whole (“Material Adverse Change”).

(i) Except as set forth in the Time of Sale Disclosure Package and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any subsidiary is a party or of which any property or assets of the Company or any subsidiary is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, would result in any Material Adverse Change.

(j) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company or any subsidiary is a party or by which it is bound or to which any of their property is subject, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their properties, except in each case for violations and defaults that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the charter or by-laws of the Company or any subsidiary. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Shares by the Company, except such as have been obtained or may be required under the Securities Act, state securities or blue sky laws, or the rules of the Financial Industry Regulatory Authority (“FINRA”) or the NASDAQ Capital Market, or consents that, if not obtained, would not, individually or in the aggregate, have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby; and the Company has the power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated by this Agreement.

(k) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock and preferred stock, if any, are duly authorized and validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing; the Shares which may be sold hereunder by the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and not subject to any preemptive or other similar rights of any security holder of the Company; and the Shares conform to the description thereof contained in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of the capital stock of the Company pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound. The offering and sale of the Shares as contemplated by this Agreement does not give rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company that have not been waived. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options (other than granted in the ordinary course pursuant to Compensatory Plans), warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(l)   All of the direct and indirect subsidiaries of the Company are disclosed in the Registration Statement and the Prospectus. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(m) Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company and each subsidiary holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body (collectively, “Regulatory Authorities”) required for the conduct of its business as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and the Company is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(n) Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company’s and each subsidiary’s registration with any Regulatory Authorities, if any are required, in respect of the Company’s products and services, and all supporting documentation, materials, correspondence, and information filed by it with any Regulatory Authorities, is in compliance in all material respects with all applicable laws and all rules applied by such Regulatory Authorities, including with respect to accuracy of filings with such Regulatory Authorities.

(o) The statistical and market related data included in the Registration Statement, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(p) All products developed, tested, investigated, produced or manufactured by or on behalf of the Company and its subsidiaries have been, and are being, developed, tested, investigated, produced and manufactured in compliance in all material respects with the Federal Food, Drug, and Cosmetic Act of 1938 and the rules and regulations thereunder a (“FDA Laws”). The Company and its subsidiaries hold all permits, licenses or other approvals, including 510(k) clearances or premarket approvals required by applicable FDA Laws. The Company and each of its subsidiaries is, and has been, in compliance in all material respects with all such permits, licenses and other approvals and to the Company’s knowledge, no governmental entity is considering limiting, suspending or revoking any product’s permits, licenses or other approvals or changing the marketing classification or labeling of any of the products. There are no actions pending or, to the Company’s knowledge, threatened in writing by or on behalf of the U.S. Food and Drug Administration (“FDA”) or any other governmental entity that has jurisdiction over the operations of the Company or any of its subsidiaries alleging noncompliance with applicable laws. The Company and its subsidiaries have not received any written notice or communication from any governmental entity or third party alleging or asserting noncompliance with any applicable FDA Law.

(q) The business of the Company and its subsidiaries is being conducted in compliance in all material respects with applicable requirements under the Federal Communications Act of 1934, as amended, the Telecommunications Act of 1996 and the regulations issued thereunder, all relevant rules, regulations and published policies of the Federal Communications Commission (“FCC”) and any applicable foreign or state telecommunications laws and regulations of a state public service commission or similar state governmental authority with jurisdiction over the Company’s operations pursuant to the Governmental Licenses (as defined below) (“Telecommunications Authorities”) (such laws and regulations, collectively, the “Telecommunications Laws”), and all reports, documents, instruments, information and applications required to be filed pursuant to the rules and regulations of the FCC and any other Telecommunications Authority have been filed. The Company and its subsidiaries possess all permits, licenses, rights of way, approvals, consents and other authorizations issued by the appropriate federal, state or local regulatory agencies or bodies (including the FCC or any other Telecommunications Authority) required for the conduct of the businesses currently operated by the Company and its subsidiaries (collectively, the “Governmental Licenses”), the Company and its subsidiaries are legally qualified to hold, have all necessary consents, authorizations and approvals relating to, and are in compliance with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are valid and in full force; there is no outstanding adverse judgment, decree or order that has been issued by the FCC or any other Telecommunications Authority against the Company or any of its subsidiaries

(r) The Company or a subsidiary has good and marketable title to all personal property described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by the Company and its subsidiaries, which are material to the business of the Company and its subsidiaries, in each case free and clear of all material liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus and except as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company and its subsidiaries.

(s) Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, to the knowledge of the Company, the Company or a subsidiary owns, possesses or licenses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of the business of the Company as currently carried on and as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus; except as stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit or proceeding that the Company or any subsidiary infringes or otherwise violates any patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others.

(t) The Company and each subsidiary has at all times complied in all material respects with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company and its subsidiaries in the conduct of their business. No claims have been asserted or threatened against the Company or any subsidiary alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company or any subsidiary in the conduct of the their business. The Company and each subsidiary takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.

(u) The Company and each of its subsidiaries is not (A) in violation of its respective charter or by-laws, in each case as in effect on the date hereof, or (B) in breach of or otherwise in default, and, to the Company’s knowledge, no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company is subject.

(v) There is no document, contract or other agreement required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or the Rules and Regulations. Each description of a contract, document or other agreement in the Registration Statement, the Statutory Prospectus or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, the Statutory Prospectus or the Prospectus or listed in the exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected.

(w) Subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, (i) there has not been any event which could have a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business (including securities issued pursuant to Compensatory Plans (as defined below) or the exercise or conversion of securities outstanding as of such dates) or sales of Common Stock in the ATM Offering, (B) entered into any transaction not in the ordinary course of business or (C) except for regular dividends on the Common Stock in amounts per share that are consistent with past practice, declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(x) Except as described in the Statutory Prospectus and the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans (“Compensatory Plans”), pursuant to outstanding options, rights or warrants or sales of Common Stock in the ATM Offering.

(y) The Company and each of its subsidiaries has timely filed all federal, state and local income tax returns required to be filed (taking into account timely filed extensions) and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company is contesting in good faith.

(z) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that, except as set forth on Schedule II, the Company has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except in accordance with the provisions of Section 4(a)(xiv) of this Agreement.

(aa) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Capital Market and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Capital Market nor has the Company received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. To the Company’s knowledge, it has complied in all material respects with the applicable requirements of the NASDAQ Capital Market for maintenance of inclusion of the Common Stock on the NASDAQ Capital Market.

(bb) The Company maintains a system of internal accounting controls designed to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States of America and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, since December 31, 2020, there has been (i) no material weakness or significant deficiencies in the Company’s internal control over financial reporting (whether or not remediated), and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(cc) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(dd) The Company and each of its subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(ee) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(ff) As of the filing date of the Registration Statement and as of any update of the Registration Statement pursuant to Section 10(a)(3) of the Securities Act (including the filing of any Annual Report on Form 10-K), the Company was eligible to file a “shelf” registration statement on Form S-3 with the Commission.

(gg) The issuance of the Firm Shares and the Additional Shares is eligible to be registered pursuant to the Prospectus filed as a part of the Registration Statement.

(hh) The documents filed under the Exchange Act and incorporated by reference in the Time of Sale Disclosure Package, the Registration Statement and in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, as applicable, and were filed on a timely basis with the Commission and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Time of Sale Disclosure Package, the Registration Statement or in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder that are effective with respect to the Company on the date of this Agreement, except where such noncompliance would not, individually or in the aggregate, result in a Material Adverse Change.

(jj) The Company has established disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) designed to provide reasonable assurance that material information relating to the Company and each of its subsidiaries is made known to the principal executive officer and the principal financial officer, and such disclosure controls and procedures were effective as of the last date of the most recent fiscal quarter for which the Company has filed a quarterly or annual report with the Commission except as described in such report.

(kk) Neither the Company nor, to the knowledge of the Company, any of its directors, officers, agents, employees, affiliates or other person acting on its behalf is aware of or has taken any action, directly or indirectly, that has violated or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

(ll) The operations of the Company and each of its subsidiaries have been conducted at all times, in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(mm) The Company and each of its subsidiaries is not currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any current or future subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(nn) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers and has no reason to believe that such officers will not remain in the employment of the Company.

(oo) No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement, the Statutory Prospectus and the Prospectus.

(pp) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

(qq) There are no affiliations with FINRA among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

(rr) No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of three (3) months from the Closing Date. Each director and executive officer of the Company listed on Schedule IV hereto has delivered to the Representative his or her enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto (“Lock-Up Agreement”).

(ss) No approval of the stockholders of the Company under the rules and regulations of NASDAQ Capital Market is required for the Company to issue and deliver the Shares to the Underwriters pursuant to this Agreement.

(tt) As of and immediately following the Closing Date: (i) the Company will be an eligible corporation as defined in Section 1202(e)(4) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the Company will not have made purchases of its own stock described in Code Section 1202(c)(3)(B) during the one (1) year period preceding the Closing, except for purchases that are disregarded for such purposes under Treasury Regulation Section 1.1202-2, and (iii) the Company’s aggregate gross assets, as defined by Code Section 1202(d)(2), at no time between its incorporation and through the Closing Date have exceeded $50 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code Section 1202(d)(3).

(uu) Any certificate signed by any officer of the Company and delivered to the Representative shall be deemed a representation and warranty by the Company to the Representative as to the matters covered thereby.

3. PURCHASE, SALE AND DELIVERY OF SHARES.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price equal to $0.79 per share (the “Per Share Price”), the number of Firm Shares as set forth opposite the name of such Underwriter on Schedule III hereto, and (ii) in the event and to the extent that the Representative shall exercise the election to purchase Additional Shares as provided below, the Company agrees to issue and sell to each Underwriters, and each Underwriter agrees, severally and not jointly to purchase from the Company, at the Per Share Price, that number of Additional Shares as to which such election shall have been exercised.

As referenced in this Section 3(a) above, the Company hereby grants to the Underwriters the option to purchase from the Company the Additional Shares, at the Per Share Price. This option may be exercised by the Representative in whole or in part at any time (but not more than once) on or before the date that is thirty (30) days following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Closing Date nor later than two business days after the date on which the option shall have been exercised unless the Company and the Representative otherwise agree in writing.

Payment of the purchase price and delivery for the Additional Shares shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Firm Shares as set forth in Section 3(b) below.

(b) The Shares will be delivered by the Company to, or as directed by, the Representative and the Representative shall deliver or cause to be delivered to the Company, by wire transfer, same-day funds payable to the order of the Company equal to the aggregate purchase price for the Firm Shares or the Additional Shares, as appropriate, at the offices of The Benchmark Company, LLC, 150 East 58th St., 17th Floor, New York, NY 10155, or such other location as directed by the Representative and may be mutually acceptable, (1) with respect to the Firm Shares, at 11:00 a.m. Eastern time on the second (or if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, on or after 4:30 p.m. Eastern time, the third) full business day following the date hereof, or at such other time and date as the Representative and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act (such time and date of delivery being herein referred to as the “Closing Date”) and (2) with respect to the Additional Shares, at 11:00 a.m. Eastern time on the Option Closing Date. If the Representative so elects, delivery of the Shares may be made by credit through full fast transfer to the account at The Depository Trust Company designated by the Representative.

4. COVENANTS.

(a) The Company covenants and agrees with the Representative as follows:

(i) During the period beginning on the date hereof and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Representative and counsel for the Company, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided), in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement.

(ii) During the Prospectus Delivery Period, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(iii) (A) During the Prospectus Delivery Period, the Company will comply as far as it is reasonably able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof, the Time of Sale Disclosure Package, and the Registration Statement and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representative or counsel to the Representative to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Representative and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(B) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representative and will amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(iv) The Company shall use its reasonable efforts to take or cause to be taken all necessary action to qualify the Shares for sale under the securities laws of such jurisdictions as the Representative reasonably designates upon written request and to continue such qualifications in effect so long as required for the distribution of the Shares, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(v) The Company will furnish to the Representative and counsel for the Representative copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and all amendments and supplements to such documents (in each case without exhibits thereto or documents incorporated therein by reference) as soon as practicable following receipt of a request therefor, in such quantities as the Representative may from time to time reasonably request.

(vi) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(vii) The Company will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Shares, (B) all expenses and fees in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Shares, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including any Blue Sky Memoranda (covering the states and other applicable jurisdictions), (C) all filing fees in connection with the qualification of the Shares for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions as requested by the Representative and to the extent required by law, (D) the fees and expenses of any transfer agent or registrar for the Shares, (E) the filing fees incident to any required review and approval by FINRA of the terms of the sale of the Shares, (F) listing fees, if any, (G) all other costs and expenses incident to the performance by the Company of its obligations hereunder that are not otherwise specifically provided for herein, (H) all costs and expenses relating to investor presentations or any “road show”, including, without limitation, the costs of recording and hosting on the Internet of the Company’s road show presentation and any travel expenses of the Company’s officers and employees and any other expenses of the Company, (I) the fees, disbursements and expenses of the Representative’s counsel, and (J) a non-accountable expense allowance payable to the Representative in the amount of $15,000; provided, however, that the maximum amount of fees, disbursements and expenses of the Representative’s counsel that the Company shall be required to pay under this Section 4(a)(vii) shall not exceed $90,000. If this Agreement is terminated by the Representative pursuant to Section 8(a) hereof or if the sale of the Shares provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled or waived by the Representative, the Company will reimburse the Representative, upon presentation of a written accounting in reasonable detail (but without the need to include the underlying statements or evidence of payment) for reasonable actual out-of-pocket disbursements (including but not limited to printing expenses, travel expenses, postage, facsimile and telephone charges) incurred by the Representative in connection with their investigation, preparing to market and marketing the Shares or in contemplation of performing their obligations hereunder and for reasonable fees and disbursements of Representative’s counsel, not to exceed $90,000 as to Representative’s counsels fees. Except as provided herein, the Underwriter shall pay all of their own costs and expenses, including, without limitation, fees and disbursements of their counsel.

(viii) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Prospectus.

(ix) The Company has not taken or will take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(x) Except as provided in this Agreement, the Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xi) During the Prospectus Delivery Period, the Company will file on a timely basis with the Commission such periodic reports as required by the Exchange Act.

(xii) The Company will use best efforts to maintain controls and other procedures, including without limitation those applicable to the Company and required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company is made known to them by others within those entities, subject to the representation in Section 2(bb).

(xiii) The Company, to the extent required, will substantially comply with all effective applicable provisions of the Sarbanes-Oxley Act, subject to the representation in Section 2(bb) and except where such noncompliance would not, individually or in the aggregate, result in a Material Adverse Change.

(xiv) The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(xv) From the date of this Agreement through the end of the Prospectus Delivery Period, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(xvi) Without the prior written consent of the Representative, for a period of three (3) months from the Closing Date, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of (A) the Shares pursuant to the Registration Statement, (B) the issuance of shares pursuant to the Company’s existing Compensatory Plans as of the date of this Agreement and (C) the issuance of shares of Common Stock in the ATM Offering.

(xvii) Notwithstanding anything in this Agreement to the contrary, until the first anniversary of the Closing Date,  the Company shall be prohibited from effecting or entering into any private placement or public offering, without the consent of the Representative, involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (A) issues or sells any securities that are convertible into, or can be exercised or exchanged for, shares of Common Stock (“Convertible Securities”) either (i) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (ii) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (B) enters into any agreement (including, without limitation, an “equity line of credit”) whereby the Company may sell securities at a future price that is based upon and/or varies with the trading price of the Common Stock (other than standard and customary “preemptive” or “participation” rights or a traditional at-the-market offering, including the ATM Offering).

5. CONDITIONS OF THE UNDERWRITER’S OBLIGATIONS. The obligations of the Underwriter hereunder are subject to the accuracy, as of the date hereof, as of the Closing Date and as of the Option Closing Date, if any (as if made at the Closing Date or the Option Closing Date) of and compliance with all representations, warranties and agreements of the Company contained herein (except to the extent any such representations, warranties or agreements expressly relate to a specified earlier date, in which case, such representations, warranties and agreements shall be accurate or complied with as of such specified earlier date), to the performance by the Company of its obligations hereunder and to the following additional conditions, in each case unless waived by the Representative:

(a) If the filing of the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b)); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or, to the Company’s knowledge, threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representative’s reasonable satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and compensation arrangements.

(b) The Representative shall not have advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading, unless, in each case, the Company shall have filed an amendment or supplement to the Registration Statement, the applicable documents included in the Time of Sale Disclosure Package, the Prospectus or the Issuer Free Writing Prospectus to correct such statement of fact or omission.

(c) Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and the Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent which are material to the Company or entered into any transactions not in the ordinary course of business which are material to the Company, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of (i) shares upon the exercise or conversion of outstanding options, warrants or convertible notes or vesting of any outstanding restricted stock units or (ii) shares of Common Stock in the ATM Offering), any material change in the short-term or long-term debt of the Company except for the extinguishment thereof, any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company (other than the issuance of options, restricted stock units and other awards or shares under the Company’s equity incentive plans and employee stock purchase plans), or any Material Adverse Change, the effect of which, in any such case described above, in the Representative’s reasonable judgment, makes it impractical or inadvisable to offer or deliver the Shares on the terms and in the manner contemplated in the Time of Sale Disclosure Package, the Registration Statement and the Prospectus.

(d) On or after the Time of Sale (i) no downgrading shall have occurred in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities.

(e) On the Closing Date and the Option Closing Date, if any, there shall have been furnished to the Representative the opinion of K&L Gates LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, and addressed to the Representative, in form and substance reasonably satisfactory to the Representative.

(f) On the Closing Date and the Option Closing Date, if any, there shall have been furnished to the Representative the opinion of Loza & Loza, LLP, intellectual property counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, and addressed to the Representative, in form and substance reasonably satisfactory to the Representative.

(g) On the date of the execution of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a letter of Moss Adams, LLP, dated the respective dates of delivery thereof, and addressed to the Representative, in form and substance reasonably satisfactory to the Representative.

(h) On the Closing Date and the Option Closing Date, if any, there shall have been furnished to the Representative a certificate, dated the Closing Date or the Option Closing Date, as the case may be, and addressed to the Representative, signed by the chief executive officer or the chief financial officer of the Company, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the Closing Date or the Option Closing Date (except to the extent any such representations or warranties expressly relate to a specified earlier date, in which case, such representations and warranties shall be true and correct as of such specified earlier date), and the Company has complied in all material respects with all the material agreements and satisfied in all material respects all the material conditions on its part to be performed or satisfied at or prior to the Closing Date or the Option Closing Date (except for any such agreements or conditions that have been waived by the Representative);

(ii) No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Shares for offering or sale nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the signer’s knowledge, is contemplated by the Commission or any state or regulatory body;

(iii) The signer of said certificate has carefully examined the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Time of Sale Disclosure Package, the Registration Statement or the Prospectus), and

(A) each part of the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) contain, and contained when such part of the Registration Statement (or such amendment) became effective, all statements and information required to be included therein; each part of the Registration Statement, or any amendment thereof, does not contain, and did not contain when such part of the Registration Statement (or such amendment) became effective, any untrue statement of a material fact or omit to state, and did not omit to state when such part of the Registration Statement (or such amendment) became effective, any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as amended or supplemented, does not include and did not include as of its date or the time of first use within the meaning of the Rules and Regulations, any untrue statement of a material fact or omit to state, and did not omit to state as of its date or the time of first use within the meaning of the Rules and Regulations, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading,

(B) neither (1) the Time of Sale Disclosure Package nor (2) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, include, nor included as of the Time of Sale, any untrue statement of a material fact or omits, or omitted as of the Time of Sale, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

(C) since the Time of Sale, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference into the Time of Sale Disclosure Package, the Registration Statement or the Prospectus that has not been so filed,

(D) except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, the Company has not incurred any liabilities or obligations, direct or contingent, which are material to the Company, has not entered into any transactions not in the ordinary course of business which are material to the Company, not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and, except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of (i) shares upon the exercise or conversion of outstanding options, warrants or convertible notes or vesting of any restricted stock units pursuant to the Company’s existing Compensatory Plan or (ii) shares of Common Stock in the ATM Offering), any material change in the Company’s short-term or long-term debt except for the extinguishment thereof, any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company (other than the issuance of options, restricted stock units and other awards or shares under and existing Compensatory Plan), or any Material Adverse Change, and

(E) except as stated in the Time of Sale Disclosure Package and in the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, the negative outcome of which, individually or in the aggregate, could result in any Material Adverse Change.

(i) The Company shall have furnished to the Representative and counsel for the Representative such additional documents, certificates and evidence as the Representative or counsel for the Representative may have reasonably requested.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representative and counsel for the Representative. The Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and other documents as the Representative shall reasonably request.

6. INDEMNIFICATION AND CONTRIBUTION.

(a) The Company agrees to indemnify and hold harmless each Underwriter, and each of its respective directors, officers and employees and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, claims, damages or liabilities to which the Underwriter may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any documented legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by the Representative specifically for use in the preparation thereof.

In addition to their other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse the Underwriter on a monthly basis for all reasonable and documented legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding upon presentation of a written accounting in reasonable detail (but without the need to include the evidence of payment), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company’s obligation to reimburse the Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter shall promptly return it to the Company, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Wells Fargo Bank, N.A. (the “Prime Rate”). Any such interim reimbursement payments which are not made to the Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which they may otherwise have.

(b) Each Underwriter will indemnify and hold harmless the Company, each of its directors and officers, and each person who controls the Company within the meaning of the Securities Act of the Exchange Act, against any losses, claims, damages or liabilities to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by an Underwriter with respect to such Underwriter specifically for use in the preparation thereof, and will reimburse the Company, or any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, or such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable and documented costs of investigation; provided, however, that if, in the sole judgment of the Representative, it is advisable for the Underwriters to be represented by separate counsel, the Underwriters shall have the right to employ a single counsel to represent the Underwriters in any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable and documented fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred (in accordance with the provisions of the second paragraph in subsection (a) above). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel to which it is entitled under this Section 6, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (other than with respect to fees and expenses that the indemnifying party is contesting in good faith). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the respective Underwriter on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the respective Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the respective Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the respective Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the respective Underwriter and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the respective Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the respective Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares were offered to the public exceeds the amount of any damages that the respective Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls the respective Underwriter within the meaning of the Securities Act; and the obligations of the respective Underwriter under this Section 6 shall be in addition to any liability that the respective Underwriter may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

(f) The Representative confirms and the Company acknowledges that there is no information concerning the Representative furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, except for the following disclosure contained in the “Underwriting” section of the Prospectus: [the third paragraph, the first sentence under the sub-header “Stabilization” and the paragraph under the sub-header “Affiliations.”]

7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, including but not limited to the agreements of the Representative and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Representative or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Shares to and by the Representative hereunder.

8. TERMINATION OF THIS AGREEMENT.

(a) The Representative shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any material agreement on its part to be performed hereunder, (ii) any condition of the Underwriters’ obligations set forth in Section 5 hereunder is not fulfilled or waived by the Representative, (iii) trading in the Company’s Common Stock shall have been suspended by the Commission or the NASDAQ Capital Market or trading in securities generally on the NASDAQ Capital Market shall have been suspended, (iii) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ Capital Market by such exchange or by order of the Commission or any other governmental authority having jurisdiction (which includes the Company’s Common Stock), or (iv) a banking moratorium shall have been declared by federal or state authorities which prevents payment by an Underwriter pursuant to Section 3, in each case of (i) through (iv) herein, the effect of which, in the Representative’s good faith judgment, would make it impracticable to proceed with the offering, sale and/or delivery of the Shares as contemplated by the Registration Statement and the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(vii) and Section 6 hereof shall at all times be effective and shall survive such termination.

(b) If the Representative elects to terminate this Agreement as provided in this Section 8, the Company shall be notified promptly by the Representative by telephone, confirmed by letter as provided in Section 10.

9. DEFAULT BY THE COMPANY. If the Company shall fail at the Closing Date or at an Option Closing Date to sell and deliver the Shares which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of the Underwriters or, except as provided in Section 4(a)(vii), any nondefaulting party. No action taken pursuant to this Section 9 shall relieve the Company from liability, if any, in respect of such default.

10. NOTICES. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representative in care of The Benchmark Company, LLC, 150 East 58th St., 17th Floor New York, NY 10155, Attention: John J. Borer III, with a copy (which copy shall not constitute notice hereunder) to Greenberg Traurig, LLP, 18565 Jamboree Road, Suite 500, Irvine, California 92612, Attention: Daniel K. Donahue; and, if to the Company shall be delivered, mailed or sent to Movano Inc., 6800 Koll Center Parkway, Pleasanton, CA 94566, Attention: J. Cogan, with a copy (which copy shall not constitute notice hereunder) to K&L Gates LLP, 300 South Tryon Street, Suite 1000, Charlotte, North Carolina 28202 Attention: Mark Busch.

11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Shares from the Underwriter.

12. ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that: (a) the Representative has been retained solely to act as underwriter in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and the Representative has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representative has advised or are advising the Company on other matters; (b) the price and other terms of the Shares set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representative and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Representative and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representative has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Representative is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Representative, and not on behalf of the Company.

13. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of laws provisions. The parties hereby irrevocably and unconditionally: submit to the jurisdiction of the federal and state courts located in the State of New York, for any dispute related to this Agreement or any of the matters contemplated hereby; consent to service of process by registered or certified mail return receipt requested or by any other manner provided by applicable law; and waive any right to claim that any action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

14. INTEGRATION; AMENDMENT. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Representative with respect to the subject matter hereof. No provision of this Agreement may be modified or amended except in a written instrument signed by the Company and the Representative.

15. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

MOVANO INC.

By:	/s/ John Mastrototaro
	Name:	John Mastrototaro
	Title:	President and Chief Executive Officer

Acting severally on behalf of itself and the several Underwriters named in Schedule III hereto.

THE BENCHMARK COMPANY, LLC

By:	/s/ John J Borer III
	Name:	John J Borer III
	Title:	Senior Managing Director, Head of Investment Banking

Schedule I

Time of Sale Disclosure Package

Preliminary Prospectus Supplement dated November 14, 2023

Schedule II

Issuer General Free Writing Prospectuses

None.

Schedule III

Underwriter	Firm Shares	Additional Shares
The Benchmark Company, LLC	4,235,304	635,296

Schedule IV

List of Persons and Entities Subject to Lock-Up

  John Mastrototaro

  J. Cogan

  Michael Leabman

  Emily Fairbairn

  Brian Cullinan

  Ruben Caballero

  Nan Forte

EXHIBIT A

LOCK-UP AGREEMENT

November __, 2023

The Benchmark Company, LLC

150 East 58th St., 17th Floor

New York, NY 10155

Ladies and Gentlemen:

The undersigned understands that you, as the representative (the “Representative”) of the several underwriters named therein, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Movano Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company named in Schedule IV thereto relating to a proposed offering of shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company (the “Offering”). All capitalized terms in this letter agreement not defined herein, shall have the meaning given to them in the Underwriting Agreement.

In consideration of the foregoing, and in order to induce the Representative to participate in the Offering, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representative (which consent may be withheld in its sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the date that is three (3) months from the Closing Date, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option, warrant or unit), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock, or (4) publicly announce an intention to effect any transaction specified in clauses (1), (2) or (3) above.

A-1

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts; provided that no filing by any party under Section 16(a) of the Exchange Act, shall be required or shall be made voluntarily during the Lock-up Period in connection with such transfer, (ii) if the undersigned is a natural person, by will or intestate succession upon the death of the undersigned or (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) the transferee agrees to be bound in writing by the restrictions set forth herein, and (y) any such transfer shall not involve a disposition for value, (b) the acquisition or exercise of any restricted stock, restricted stock unit or stock option issued pursuant to the Company’s existing Compensatory Plan, including any exercise of a stock option effected by the delivery of shares of Common Stock of the Company held by the undersigned, provided, that the restrictions set forth herein shall apply to any of the undersigned’s Common Stock issued upon such exercise, (c) the sale of Common Stock pursuant to a contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 under the Exchange Act (a “Plan”) adopted at least thirty (30) days prior to the date of this Agreement and which Plan has not been modified during such thirty (30) day period, and (d) the establishment of any Plan; provided, that (i) no sales of the undersigned’s Common Stock or other securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and (ii) such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of shares of Common Stock even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) or call option or call equivalent position) with respect to any of the shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal Representative of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar or depositary against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

This agreement may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

A-2

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. The undersigned irrevocably (i) submits to the jurisdiction of any court of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement (each a “Proceeding”), (ii) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (iv) agrees not to commence any Proceeding other than in such courts, and (v) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum.

The undersigned acknowledges that the Representative will rely on the representations and agreements of the undersigned contained in this agreement in connection with entering into the Underwriting Agreement and performing the obligations of the Representative thereunder.

With respect to the Offering, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned understands that, if the Underwriting Agreement is not executed by [November 30], 2023, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder, then this Lock-Up Agreement shall be void and of no further force or effect.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

A-3